UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05898

Morgan Stanley Prime Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2010

Date of reporting period:	March 31, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Prime Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

This material must be preceded or accompanied by a prospectus for the trust being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended March 31, 2010

Market Conditions

The senior loan market continued to rally during the six-month reporting period, supported by strong technical (demand/supply) factors, the recovering economy, and improving corporate liquidity and profitability. The S&P Leveraged Loan Index, the industry benchmark, posted a gain of 8.59 percent for the period as average loan prices moved consistently higher, from $85.08 on September 30, 2009 to $91.57 on March 31, 2010.

Loan repayments, in the form of both loan buybacks and bond-for-loan takeouts (wherein a company issues high yield bonds in order to repay senior loans), remained robust while inflows into the market continued to rise. On the supply side, new issue volume also rose but failed to keep pace with demand. As a result, the pool of investable loans continued to shrink, helping to drive loan prices higher. As of the end of March 2010, institutional loan supply stood at $510 billion, 3.5 percent lower than one year earlier and 14.5 percent lower than November 2008, when supply hit a record peak of $597 billion.

The improved macroeconomic conditions led to a more than 40 percent decline in defaults in the senior loan market, with the industry default rate declining from 9.75 percent in September 2009 to 5.71 percent in March 2010, a 13-month low.

Performance Analysis

For the six-month period ended March 31, 2010, Morgan Stanley Prime Income Trust returned 8.96 percent, assuming no deduction of applicable early withdrawal charges. The Trust's net asset value (NAV) increased from $6.96 to $7.39 per share during this period. Comparatively, for the same six-month period, the Lipper Loan Participation Funds Average returned 10.23 percent.*

We adhered to our bottom-up research intensive investment approach throughout the period, seeking loans with strong credit fundamentals while maintaining a high level of diversification in the Trust. Individual holdings were spread across a broad array of sectors and the average holding size in the portfolio stood at approximately $2.7 million in March.

Given the improvements we have seen on the economic and corporate fronts, we began trimming certain of the portfolio's lower yielding defensive holdings in favor of higher yielding names. This strategy led to increased allocations to the chemicals, technology, telecommunications and industrials sectors. Conversely, we reduced holdings in health care and cable, sectors which are less cyclical in nature and therefore typically do not benefit as much in an expanding economy. We maintained the Trust's underweight in transportation but given the potential for increased merger and acquisition activity in the sector as well as growth in the shipping and travel industries, we are closely monitoring the sector for opportunities to increase the portfolio's exposure.

Looking ahead, we believe that new loan issuance will eventually catch up with demand, which could pressure prices and slow the pace of the market's rally. Nonetheless, we remain optimistic and continue to find compelling opportunities. We will continue to pursue our selective investment approach, focusing on companies with good profit margins, attractive balance sheet characteristics, a demonstrated ability to service their debts, and solid demand for their products and services.

*The Lipper Loan Participation Funds Average tracks the performance of all funds in the Lipper Loan Participation Closed-End Funds classification. The average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

PORTFOLIO COMPOSITION as of 03/31/10
Senior Loans/Notes	97.6%
Short Term Investment	1.8
Common Stocks	0.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

Under normal market conditions, the Trust will invest at least 80 percent of its total assets in Senior Loans. The Trust may invest without limitation in Senior Loans which are made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20 percent of its total assets in Senior Loans or other debt securities that are non-U.S. dollar-denominated, provided that the Borrower or any such Senior Loan meets the credit standards established by the Investment Adviser. The Trust currently intends to limit its investments in Senior Notes, which are Senior Loans that take the form of debt obligations of Borrowers issued directly to investors, to no more than 20 percent of its total assets. The Trust may invest up to the remaining 20 percent of its total assets in cash or high quality debt securities, credit linked deposits, junior debt securities, and in loans that hold the most senior position in a Borrower's capital structure, but that are not secured by any specific collateral. The Trust's investments in high quality debt securities will have remaining maturities of one year or less, although it is anticipated that the high quality debt securities in which the Trust invests will normally have remaining maturities of 60 days or less. Such securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's or unrated commercial paper considered by the Investment Adviser to be of similar quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. High quality debt securities and cash may comprise up to 100 percent of the Trust's total assets during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Senior Loans are not available for investment by the Trust or prevailing market or economic conditions warrant.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (a)(105.0%)
	Advertising Services (0.8%)
$5,746	Affinion Group, Inc.	2.75%	10/17/12	$5,726,204
	Aerospace & Defense (2.7%)
1,224	Apptis (DE), Inc.	3.48 - 3.55	12/20/12	1,202,782
512	Avio Investments Spa (Italy)	2.37	12/13/14	490,639
545	Avio Investments Spa (Italy)	3.00	12/13/15	523,043
5,504	Booz Allen Hamilton, Inc.	6.00 - 7.50	07/31/15	5,548,763
2,825	I.L.C. Industries, Inc.	2.25	02/24/12	2,782,622
796	IAP Worldwide Services, Inc. (b)	9.25	12/30/12	756,140
1,901	Primus International, Inc.	2.73 - 4.75	06/07/12	1,806,270
266	TASC, Inc.	5.50	12/18/14	267,423
544	TASC, Inc.	5.75	12/18/15	548,321
2,137	Vangent, Inc.	2.51 - 2.52	02/14/13	2,051,233
1,889	Wesco Aircraft Hardware Corp.	2.50	09/30/13	1,859,830
1,000	Wesco Aircraft Hardware Corp.	6.00	03/28/14	975,000
				18,812,066
	Airlines (0.4%)
3,096	United Airlines, Inc.	2.25	02/01/14	2,695,547
	Apparel/Footwear (1.0%)
1,000	Gold Toe Investment Corp.	11.75	04/30/14	810,000
1,290	GTM Holding, Inc.	5.00 - 8.50	10/30/13	1,202,925
2,742	Hanesbrands, Inc.	5.25	12/10/15	2,779,792
2,000	Levi Strauss & Co.	2.50	03/27/14	1,868,750
				6,661,467
	Auto Parts: Original Equipment Manufacturer (2.4%)
2,000	Acument Global Technologies, Inc. (b)	14.00	08/11/13	1,900,320
3,938	Federal-Mogul Corp.	2.17 - 2.18	12/27/14	3,648,556
2,009	Federal-Mogul Corp.	2.17 - 2.18	12/27/15	1,861,508
2,857	Polypore, Inc.	2.50	07/03/14	2,770,840
1,979	Sensata Technologies Finance Co., LLC	2.00	04/27/13	1,904,380
1,006	TRW Automotive, Inc.	5.00	05/30/15	1,011,519
719	TRW Automotive, Inc.	5.00	05/30/16	725,996
3,121	Veyance Technologies, Inc.	2.74	07/31/14	2,773,789
				16,596,908
	Automobiles (1.3%)
9,380	Ford Motor Co.	3.23 - 3.26	12/16/13	9,082,461

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Automotive Aftermarket (0.4%)
$3,125	United Components, Inc.	2.25%	06/30/12	$3,015,273
	Beverages-Non-Alcoholic (0.9%)
1,211	Culligan International Co.	2.50	11/24/12	1,034,115
2,715	DS Waters Enterprises, L.P.	2.49	10/27/12	2,562,432
2,000	DSW Holdings, Inc.	4.24	03/07/12	1,870,000
849	Van Houtte	2.79	07/19/14	805,279
				6,271,826
	Broadcast/Media (4.2%)
867	Alpha D2 Limited (United Kingdom)	2.45	12/31/13	807,113
167	Alpha D2 Limited (United Kingdom)	3.82	06/30/14	151,849
3,527	Discovery Communications Holdings, LLC	5.25	05/14/14	3,568,266
4,252	Foxco Acquisition Sub, LLC	7.50	07/14/15	4,204,216
550	High Plains Broadcasting Operating Co., LLC	9.00	09/14/16	533,435
2,338	NEP II, Inc.	2.25 - 4.25	02/16/14	2,209,157
2,093	Newport Television, LLC	9.00	09/14/16	2,030,232
13,921	Univision Communications, Inc.	2.54	09/29/14	12,434,939
3,767	Weather Channel	5.00 - 5.75	09/14/15	3,816,546
				29,755,753
	Broadcasting (2.2%)
594	Barrington Broadcasting Group LLC	4.50 - 4.54	08/12/13	545,161
4,856	CMP KC, LLC (c)(d)	6.25	05/03/11	1,481,158
2,557	CMP KC, LLC (Revolver) (c)(d)	6.25	05/03/10	779,874
6,974	CMP Susquehanna Corp.	2.25	05/05/13	5,919,373
1,441	Cumulus Media, Inc.	4.24 - 6.25	06/11/14	1,316,123
640	LBI Media, Inc.	1.75	03/31/12	587,733
2,213	Multicultural Radio Broadcasting, Inc.	2.98	12/18/12	1,822,547
2,750	Multicultural Radio Broadcasting, Inc.	5.98	06/18/13	1,856,250
1,500	Spanish Broadcasting System, Inc. (Revolver)	2.26	09/06/10	1,230,000
				15,538,219
	Building Products (0.7%)
527	Axia Acquisition Corp.	9.00	03/12/16	499,265
2,379	Beacon Sales Acquisition, Inc.	2.25	09/30/13	2,262,993
1,918	Custom Building Products, Inc.	5.75	03/17/15	1,930,020
				4,692,278
	Cable/Satellite TV (3.7%)
3,125	CCO Holdings, LLC	2.75 - 6.75	09/06/14	2,864,397
1,726	Cequel Communications, LLC	2.25	11/05/13	1,685,701

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$3,666	Cequel Communications, LLC	4.75 - 6.25%	05/05/14	$3,638,830
12,352	Charter Communications Operating, LLC	2.30 - 7.25	03/06/14	12,062,559
1,390	Knology, Inc.	3.75	06/30/14	1,376,310
3,279	RCN Corp.	2.50 - 2.56	05/25/14	3,262,441
1,000	UPC Broadband Holding B.V. (Netherlands)	3.93	12/31/16	987,500
				25,877,738
	Casino Gaming (5.1%)
1,674	Cannery Casino Resorts, LLC	4.48	05/20/13	1,545,144
2,024	Cannery Casino Resorts, LLC	4.49	05/18/13	1,868,722
2,500	Cannery Casino Resorts, LLC	4.49	05/18/14	2,000,000
3,035	CCM Merger, Inc.	8.50	07/13/12	2,995,631
1,191	Golden Nugget, Inc. (b)	2.00 - 3.25	06/30/14	910,894
2,972	Harrah's Operating Co., Inc.	3.25 - 3.29	01/28/15	2,558,337
1,970	Harrah's Operating Co., Inc.	3.25	01/31/15	1,700,956
1,707	Las Vegas Sands, LLC	2.05	05/23/14	1,567,716
2,449	Magnolia Hill, LLC	3.49 - 3.50	10/30/13	2,204,099
6,506	MGM Mirage	6.00	10/03/11	6,355,939
2,889	VML US Finance, LLC	4.80	05/26/12	2,828,509
4,265	VML US Finance, LLC	4.80	05/26/13	4,165,106
2,613	Wembly, Inc.	4.75	08/23/11	1,867,945
2,333	Wembly, Inc. (d)	6.50	07/18/12	140,000
3,000	Wynn Resorts	2.00	05/22/14	2,808,750
				35,517,748
	Chemicals-Diversified (3.7%)
2,107	Cristal Inorganic Chemicals US, Inc.	2.54	05/15/14	1,996,766
3,320	Ferro Corp.	6.25 - 6.29	06/06/12	3,297,640
5,358	Hexion Specialty Chemicals, Inc.	4.06	05/05/15	5,104,796
2,869	Ineos US Finance, LLC (United Kingdom)	7.50	12/16/13	2,820,050
2,868	Ineos US Finance, LLC (United Kingdom)	8.00	12/23/14	2,819,000
181	Lyondell Chemical Company	1.50 - 13.00	06/03/10	187,912
5,168	Lyondell Chemical Company	5.80 - 6.56	04/06/10	5,522,785
5,196	LyondellBasell Cam Exchange	3.75 - 7.00	12/22/14	4,088,516
				25,837,465
	Chemicals-Specialty (5.8%)
1,787	Arizona Chemical Co.	2.25	02/28/13	1,755,676
4,444	Brenntag Holding GmbH and Co. (Germany)	2.00	01/17/14	4,377,949
500	Brenntag Holding GmbH and Co. (Germany)	4.25	07/17/15	490,893
1,852	Fibervisions Delaware Corp.	3.79	03/31/13	1,742,788
6,242	Huntsman International, LLC	1.99 - 2.02	04/21/14	5,988,035

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,076	Huntsman International, LLC	2.48 - 2.52%	06/30/16	$1,038,616
1,160	ISP Chemco, Inc.	2.00	06/04/14	1,130,927
3,422	Kraton Polymers, LLC	2.25	05/12/13	3,301,463
1,131	MacDermid, Inc.	2.25	04/12/14	1,047,233
3,483	Nalco Co.	5.75	05/13/16	3,525,894
1,514	Nusil Technology, LLC	6.00	02/18/15	1,529,337
3,204	Omnova Solutions, Inc.	2.75	05/22/14	2,995,340
5,603	PQ Corp.	3.50	07/30/14	5,158,198
3,214	Solutia, Inc.	4.75	03/12/17	3,248,947
3,704	Univar, Inc.	3.25	10/10/14	3,573,359
				40,904,655
	Computer Communications (0.2%)
1,327	Vertafore, Inc.	7.50	07/31/14	1,290,176
	Computer Software & Services (3.2%)
6,050	Infor Enterprise Solutions Holdings, Inc.	4.00	07/28/12	5,868,328
2,197	Kronos, Inc.	2.29	06/11/14	2,098,121
2,135	Network Communications, Inc.	2.39 - 4.25	11/30/12	1,483,846
2,568	Open Solutions, Inc.	2.38	01/23/14	2,261,762
965	Stratus Technologies, Inc.	4.00	03/29/11	940,875
2,468	Sungard Data Systems, Inc.	1.98 - 6.75	02/28/14	2,489,001
4,247	Sungard Data Systems, Inc.	3.86 - 3.87	02/26/16	4,218,828
3,172	Verint Systems, Inc.	3.54	05/25/14	3,013,426
				22,374,187
	Construction Materials (0.2%)
965	Building Materials Holding Corp. (b)	8.00	01/04/15	755,902
732	Contech Construction Products, Inc.	2.24	01/31/13	668,505
				1,424,407
	Consumer Sundries (3.3%)
892	American Safety Razor Co.	2.75 - 4.50	07/31/13	802,918
1,500	American Safety Razor Co.	6.50	01/30/14	877,500
1,386	AMSCAN Holdings, Inc.	2.53	05/25/13	1,326,822
4,161	Bausch and Lomb, Inc.	3.54	04/24/15	4,074,583
1,000	Huish Detergents, Inc.	4.51	10/26/14	956,250
1,950	KIK Custom Products, Inc.	2.50	05/31/14	1,683,500
800	KIK Custom Products, Inc.	5.25	11/30/14	474,000
781	Levlad, LLC	7.25	03/05/15	777,262
1,023	Marietta Intermediate Holding Corp. (b)	7.25	02/19/15	941,472
439	Philosophy, Inc.	2.25	03/16/14	408,200
5,899	Spectrum Brands, Inc.	8.00	06/29/12	5,904,105

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,547	WKI Holding Co.	8.25 - 8.75%	03/31/12	$2,356,337
2,683	Yankee Candle Co., Inc. (The)	2.25	02/06/14	2,635,783
				23,218,732
	Consumer/Business Services (1.3%)
2,909	Advantage Sales & Marketing, Inc.	2.25 - 2.26	03/29/13	2,854,796
5,873	Nielsen Finance, LLC	2.23	08/09/13	5,642,328
975	SMG Holdings, Inc.	3.25 - 3.43	07/27/14	916,500
				9,413,624
	Containers & Packaging (3.6%)
2,963	Anchor Glass Container Corp.	6.00	02/03/16	2,959,753
1,100	Anchor Glass Container Corp.	10.00	08/02/16	1,087,625
1,952	Berlin Packaging, LLC	3.24 - 3.26	08/17/14	1,771,353
911	Berry Plastics Corp.	2.26	04/03/15	860,244
1,600	Berry Plastics Corp.	5.00	02/15/15	1,536,000
519	Consolidated Container Co., LLC	2.50	03/28/14	490,005
197	Graham Packaging Co., L.P.	2.50	10/07/11	195,809
2,728	Graham Packaging Co., L.P.	6.75	04/05/14	2,757,629
2,239	Graphic Packaging International, Inc.	2.25	05/16/14	2,211,197
3,099	Kranson Industries, Inc.	2.50 - 4.50	07/31/13	3,052,085
3,793	Nexpak Corp. (c)(d)	6.50 - 8.00	03/31/09	132,434
762	Nexpak Corp. (Revolver) (c)(d)	6.50	03/31/09	83,129
2,756	Packaging Dynamics Corp.	2.33	06/09/13	2,501,106
2,022	Pertus Sechszehnte GMBH (Germany)	2.62	06/13/15	1,709,482
2,022	Pertus Sechszehnte GMBH (Germany)	2.87	06/13/16	1,709,482
1,739	Reynolds Group Holdings, Inc.	6.25	11/05/15	1,758,808
800	Tegrant Corp.	5.80	03/08/15	568,000
				25,384,141
	Data Processing Services (0.5%)
2,216	Transfirst Holdings, Inc.	3.04	06/15/14	2,116,104
1,713	Transfirst Holdings, Inc. (b)	7.04	06/15/15	1,443,223
				3,559,327
	Diversified Manufactured Operation (0.7%)
169	Arnold Magnectic Technologies Corp. (c)	7.50	03/06/11	142,855
827	Arnold Magnectic Technologies Corp. (c)	7.75 - 8.50	03/06/12	698,856
972	GSI Holdings, LLC	3.26	08/01/14	914,077
1,589	Matthew Warren Industries, Inc. (c)	8.00	11/01/13	1,511,208
1,941	Wire Rope Corporation of America, Inc.	2.54	02/10/14	1,805,017
				5,072,013

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Drugstore Chains (1.0%)
$7,279	Rite Aid Corp.	1.98 - 6.00%	06/04/14	$6,963,428
	Education (1.8%)
2,722	Bright Horizons Family Solutions, Inc.	6.25	05/28/15	2,736,399
6,449	Cengage Learning Acquisitions, Inc.	2.79	07/04/14	5,699,985
992	Cengage Learning Holdings II, L.P.	7.50	07/05/14	1,008,551
1,429	Educate, Inc.	5.55	06/14/14	1,242,857
2,294	Education Management, LLC	2.06	06/01/13	2,231,147
				12,918,939
	Electric Utilities (0.7%)
404	Mach Gen, LLC	2.54	02/22/13	377,457
4,516	Primary Energy Operations, LLC	6.50	10/23/14	4,448,359
				4,825,816
	Electronic Components (0.8%)
701	Butterfly Wendel US, Inc. (France)	2.75	06/22/14	594,213
701	Butterfly Wendel US, Inc. (France)	3.00	06/22/15	594,021
1,671	CommScope, Inc.	2.75 - 2.79	12/27/14	1,657,707
2,955	Contec, LLC	7.75	08/01/14	2,437,875
				5,283,816
	Electronic Production Equipment (0.2%)
1,268	Edwards (Cayman Island II) Ltd.	2.25	05/31/14	1,141,631
564	Edwards (Cayman Island II) Ltd. (b)	6.00	11/30/14	450,919
				1,592,550
	Entertainment & Leisure (2.6%)
2,400	24 Hour Fitness Worldwide, Inc.	2.75 - 2.76	06/08/12	2,394,000
4,557	Bombardier Recreational Products, Inc. (Canada)	3.25 - 3.26	06/28/13	4,038,608
119	Cedar Fair, L.P.	2.25	08/30/12	118,765
519	Cedar Fair, L.P.	4.25	08/30/14	516,717
2,698	Fender Musical Instruments Corp.	1.50 - 2.55	06/09/14	2,334,362
2,000	Hicks Sports Group, LLC	4.50	12/22/10	1,800,000
2,568	HIT Entertainment, Inc.	2.50	03/20/12	2,407,211
2,871	Mets Limited Partnership	2.25	07/25/10	2,770,928
1,995	University City Development Partners, Ltd.	6.50	11/06/14	2,017,843
				18,398,434
	Environmental Services (0.2%)
1,146	Environmental Systems Products Holdings, Inc.	13.50	09/12/12	1,146,122

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance (4.6%)
$2,215	C.G. JCF Corp.	3.25%	08/01/14	$2,002,230
122	Dollar Financial Group, Inc.	7.00	10/30/12	118,164
1,494	First American Payment Systems, L.P.	3.25	10/06/13	1,427,128
13,320	First Data Corp.	3.00 - 3.04	09/24/14	11,824,760
5,964	First Data Corp.	3.03 - 3.04	10/15/14	5,290,290
3,299	iPayment, Inc.	2.23 - 2.29	05/10/13	3,107,505
2,323	National Processing Co. Group, Inc.	5.25 - 7.00	09/29/13	2,307,788
1,000	National Processing Co. Group, Inc.	10.75	09/29/14	907,500
2,007	Oxford Acquisition III Ltd. (United Kingdom)	2.25	05/12/14	1,887,047
4,900	RJO Holdings Corp. (b)	5.24	07/12/14	3,283,013
2,015	RJO Holdings Corp. (b)	8.99	07/12/15	302,256
				32,457,681
	Food & Beverage (1.9%)
3,334	PBM Holdings, Inc.	2.50	09/29/12	3,316,958
7,734	Pinnacle Foods Holdings Corp.	2.98 - 7.50	04/02/14	7,605,060
1,032	Wm. Bolthouse Farms, Inc.	5.50	01/25/16	1,038,865
1,091	Wm. Bolthouse Farms, Inc.	9.50	07/25/16	1,100,284
				13,061,167
	Food-Major Diversified (0.7%)
2,554	Dole Food Co., Inc.	5.00 - 5.50	03/02/17	2,579,811
1,028	Dole Food Co., Inc.	5.00 - 5.50	03/03/17	1,038,676
175	Dole Food Co., Inc.	7.89	04/12/13	176,536
866	Michael Foods, Inc.	3.50	05/01/14	873,416
				4,668,439
	Food-Retail (0.5%)
3,735	Roundy's Supermarkets, Inc.	4.75 - 6.25	11/03/13	3,751,830
	Food-Specialty/Candy (0.8%)
1,905	Farley's & Sathers Candy Co., Inc.	7.00 - 7.25	06/15/10	1,886,391
1,591	Wrigley (Wm) Jr. Co.	3.06	12/17/12	1,602,747
1,987	Wrigley (Wm) Jr. Co.	3.31	10/06/14	2,002,217
				5,491,355
	Food-Wholesale/Distribution (1.3%)
1,863	Acosta, Inc.	2.50	07/29/13	1,833,083
1,586	Coleman Natural Foods, LLC (b)(c)	6.79 - 6.93	08/22/12	1,458,753
4,711	DCI Cheese Co., Inc.	3.50 - 5.50	06/30/10	2,944,198
2,163	FSB Global Holdings, Inc.	2.50 - 4.50	09/29/13	2,087,167
1,000	FSB Global Holdings, Inc.	6.00	03/29/14	870,000
				9,193,201

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Healthcare (5.0%)
$1,308	American Medical Systems, Inc.	2.50%	07/20/12	$1,275,582
3,954	Biomet, Inc.	3.25 - 3.28	03/25/15	3,900,821
855	Genoa Healthcare Group, LLC	5.50	08/10/12	778,225
2,650	Healthsouth Corp.	2.51 - 2.55	03/10/13	2,617,367
2,181	Healthsouth Corp.	4.01 - 4.05	03/15/14	2,188,734
1,262	IMS Health, Inc.	5.25	02/17/16	1,272,653
5,127	Manor Care, Inc.	2.75	12/22/14	4,934,950
5,669	Multiplan Merger Corp.	3.50 - 6.00	04/12/13	5,621,967
208	Orthofix Holdings, Inc.	6.75	09/22/13	208,284
3,473	Rehabcare Group, Inc.	6.00	11/16/15	3,509,676
1,591	Surgical Care Affiliates, Inc.	2.29	12/29/14	1,493,893
2,493	United Surgical Partners, International, Inc.	2.25	04/18/14	2,414,182
471	United Surgical Partners, International, Inc.	2.25	04/19/14	456,099
992	Warner Chilcott PLC	5.50	10/30/14	994,651
3,444	Warner Chilcott PLC	5.75	04/30/15	3,457,686
				35,124,770
	Home Building (0.3%)
1,053	North Las Vegas (b)(d)	5.75	05/09/11	263,170
3,535	Rhodes Companies, LLC (d)	11.75	11/21/10	927,901
1,200	Standard Pacific Corp.	2.00 - 2.02	05/06/13	1,008,000
726	Yellowstone Mountain Club, LLC (c)(d)	4.63	09/30/10	0
256	Yellowstone Mountain Club, LLC	6.00	07/16/14	253,440
				2,452,511
	Home Furnishings (0.7%)
1,719	Brown Jordan International, Inc.	4.23 - 6.25	04/30/12	1,572,725
471	Hunter Fan Co.	6.98	10/16/14	268,235
432	Mattress Holdings Corp.	2.50 - 4.50	01/18/14	359,848
1,380	National Bedding Co.	5.31	02/28/14	1,272,867
1,869	Quality Home Brands Holdings, LLC (b)	8.50 - 9.50	06/30/14	1,178,070
				4,651,745
	Hospital/Nursing Management (3.8%)
2,769	Capella Healthcare, Inc.	5.75	03/02/15	2,768,810
13,079	Community Health Systems, Inc.	2.50	07/25/14	12,766,580
4,041	HCA, Inc.	1.79	11/17/12	3,934,871
5,238	HCA, Inc.	2.54	11/18/13	5,119,056
402	Sun Healthcare Group, Inc.	2.29	04/19/14	382,989
1,796	Sun Healthcare Group, Inc.	2.25 - 5.50	04/12/14	1,709,804
				26,682,110

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Industrial Machinery (1.6%)
$1,853	Baldor Electric Co.	5.25%	01/31/14	$1,865,300
2,000	Bucyrus International, Inc.	4.50	07/28/10	2,024,000
2,883	Goodman Global Holdings, Inc.	6.25	02/13/14	2,900,939
959	LN Acquisition Corp.	3.48	07/11/14	901,237
2,920	Mold-Masters Luxembourg Holdings S.A.R.L. (Canada)	3.75	10/11/14	2,409,154
1,348	Oshkosh Truck Corp.	6.25 - 6.26	12/06/13	1,354,662
				11,455,292
	Industrial Specialties (0.9%)
4,210	Metokote Corp.	8.75 - 9.00	11/27/11	3,820,282
2,413	Sensus Metering Systems, Inc.	7.00	06/03/13	2,421,871
				6,242,153
	Insurance Brokers (1.0%)
4,022	Alliant Holdings I, Inc.	3.29	08/21/14	3,835,863
444	HMSC Corp.	5.75	10/03/14	303,333
2,913	USI Holdings Corp.	3.05	05/05/14	2,680,277
				6,819,473
	Insurance/Business Services (1.2%)
1,563	Applied Systems, Inc	2.75	09/26/13	1,492,404
374	Audatex North America, Inc.	2.06	05/16/14	367,829
4,011	Conseco, Inc.	7.50	10/10/13	3,899,765
2,075	Crawford and Co.	5.25	10/30/13	2,038,395
323	Mitchell International, Inc.	2.31	03/28/14	301,374
				8,099,767
	Investment Management/Advisor Services (0.8%)
2,102	Grosvenor Capital Management Holdings, LLP	2.25	12/06/13	1,933,875
4,339	Nuveen Investments, Inc.	3.25 - 3.32	11/13/14	3,989,987
				5,923,862
	Medical Specialties (1.7%)
2,262	AGA Medical Corp.	2.00 - 2.26	04/28/13	2,081,056
3,980	DJO Finance, LLC	3.25	05/20/14	3,878,893
5,257	Inverness Medical Innovations, Inc.	2.23 - 2.29	06/26/14	5,129,443
875	VWR Funding, Inc.	2.75	06/29/14	823,476
				11,912,868
	Medical-Nursing Services (0.1%)
431	Golden Gate National Senior Care, LLC	3.00	03/14/11	419,893
402	National Renal Institues, Inc. (b)	9.00	03/31/13	389,844
				809,737

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Miscellaneous Commercial Services (0.4%)
$420	Atlantic Marine Holding Co.	4.56%	03/22/14	$410,838
723	InfrastruX Group, Inc. (b)	8.00	11/03/12	721,684
1,886	NCO Group, Inc.	5.28 - 7.50	05/15/13	1,872,733
				3,005,255
	Miscellaneous Manufacture (0.2%)
1,197	Tidi Products, Inc. (c)	3.23 - 5.25	12/29/11	1,173,669
500	Tidi Products, Inc. (c)	4.73	06/29/12	490,400
				1,664,069
	Movies/Entertainment (1.2%)
9,637	Metro-Goldwyn-Mayer Studios, Inc. (d)	5.50	04/08/12	4,646,625
957	Metro-Goldwyn-Mayer Studios, Inc. (Revolver) (d)	5.00	04/08/10	440,317
1,035	Regal Cinemas, Inc.	3.79	10/28/13	1,039,699
2,222	Ticketmaster	7.00	07/25/14	2,245,369
				8,372,010
	Oil & Gas Pipelines (0.1%)
641	Targa Resources, Inc.	6.00	07/05/16	645,488
	Oil-Field Services (0.4%)
3,000	Dresser, Inc.	6.00	05/04/15	2,853,750
	Other Metals/Minerals (0.2%)
456	Novelis, Inc. (Canada)	2.25	07/06/14	442,428
1,003	Novelis, Inc.	2.25	07/06/14	973,389
				1,415,817
	Pharmaceuticals (1.3%)
3,242	Catalent Pharma Solutions	2.50	04/10/14	3,037,711
5,938	Mylan Laboratories, Inc.	3.50 - 3.56	10/02/14	5,952,989
				8,990,700
	Printing/Publishing (2.6%)
1,915	Dex Media West, LLC	7.50	10/24/14	1,831,680
2,974	Endurance Business Media, Inc. (d)	4.75	07/26/13	743,431
1,714	Endurance Business Media, Inc. (c)(d)	11.25	01/26/14	0
2,395	GateHouse Media Operating, Inc.	2.24 - 2.25	08/28/14	1,167,539
627	IDEARC, Inc.	10.25	12/31/15	590,226
1,084	Knowledgepoint 360 Group, LLC	3.50	04/13/14	812,744
1,924	Local Insight Regatta Holdings, Inc.	6.25	04/23/15	1,651,010
2,597	MC Communications, LLC (b)	6.75	12/31/12	1,557,945
1,448	MediMedia USA, Inc.	2.50 - 2.54	10/05/13	1,288,275

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,950	Nelson Education Ltd. (Canada)	2.79%	07/05/14	$1,735,500
1,000	Nelson Education Ltd. (Canada)	6.29	07/05/15	790,000
3,828	Tribune Co. (d)	5.25	05/19/14	2,447,048
18,286	Tribune Co. (d)	8.25	12/20/15	480,000
4,226	Yell Group PLC (United Kingdom)	4.00	07/31/14	3,210,502
				18,305,900
	Property/Casualty Insurance (0.2%)
1,729	AmWINS Group, Inc.	2.76 - 2.78	06/08/13	1,605,585
	Publishing-Books/Magazines (1.0%)
1,814	Cygnus Business Media, Inc.	8.75	06/30/13	1,796,330
1,769	F&W Publications, Inc. (d)	4.50 - 6.50	02/05/13	328,584
4,426	F&W Publications, Inc. (d)	6.50	08/05/12	2,135,501
910	Proquest-CSA, LLC	2.75	02/09/14	855,400
895	R.H. Donnelley, Inc.	9.25	10/24/14	878,899
795	Source Media, Inc.	5.30	11/08/11	763,518
				6,758,232
	Pulp & Paper (0.7%)
2,113	Georgia-Pacific Corp.	2.25	12/20/12	2,097,550
1,355	Georgia-Pacific Corp.	3.50 - 3.54	12/20/14	1,363,230
3,149	White Birch Paper Co. (Canada) (b)(d)	7.00	05/08/14	1,283,267
				4,744,047
	Real Estate Management & Development (1.2%)
4,446	Ginn-LA CS Borrower, LLC (d)	6.20 - 7.75	06/08/11	389,025
2,000	Ginn-LA CS Borrower, LLC (c)(d)	10.20	06/08/12	3,334
1,794	London Arena and Waterfront Finance, LLC (United Kingdom)	2.74	03/08/12	1,650,222
4,967	Realogy Corp.	3.23 - 3.25	10/10/13	4,400,357
1,272	South Edge, LLC (d)	5.25	10/31/08	445,202
2,973	Tamarack Resorts, LLC (d)	7.50 - 8.05	05/19/11	44,595
545	WCI Communities, Inc. (b)	10.00 - 11.00	09/03/14	543,181
806	WCI Communities, Inc.	10.00	09/02/16	769,600
				8,245,516
	Recreational Products (0.2%)
612	Playcore Wisconsin, Inc.	2.81 - 4.75	02/21/14	581,487
542	True Temper Sports, Inc. (c)	13.00	10/14/13	541,778
				1,123,265
	Restaurants (0.6%)
1,656	Arby's Restaurant Group, Inc.	7.25	07/31/12	1,669,457

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$987	Center Cut Hospitality, Inc.	9.25%	07/06/14	$925,568
2,008	NPC International, Inc.	1.98 - 2.05	05/03/13	1,927,626
				4,522,651
	Retail - Specialty (0.9%)
2,282	General Nutrition Centers, Inc.	2.49 - 2.54	09/16/13	2,190,805
2,870	Guitar Center, Inc.	3.74 - 3.75	10/09/14	2,690,316
1,645	Pilot Travel Centers, LLC	3.25	11/24/15	1,658,948
				6,540,069
	Retail-Discount (0.6%)
3,415	Dollar General Corp.	2.99 - 3.00	07/06/14	3,374,037
922	Savers, Inc.	5.75 - 6.00	03/10/16	929,047
				4,303,084
	Semiconductors & Semiconductor Equipment (0.1%)
456	AX Acquisition Corp.	3.50	08/05/14	430,623
	Services to the Health Industry (0.8%)
1,262	Concentra, Inc.	2.55	06/25/14	1,203,667
2,740	Harlan Sprague Dawley, Inc.	3.74 - 3.75	07/11/14	2,527,867
2,199	Sterigenics International, Inc.	2.51 - 4.50	11/21/13	2,078,104
				5,809,638
	Telecommunication Services (2.8%)
4,788	Avaya, Inc.	3.00	10/26/14	4,284,083
1,405	Global Tel*Link Corp.	6.00	02/25/16	1,408,231
1,156	Hawaiian Telcom Communications, Inc. (b)	4.75	06/01/14	959,746
4,500	Level 3 Financing, Inc.	2.50	03/13/14	4,207,032
2,141	Level 3 Financing, Inc.	11.50	03/14/14	2,344,094
1,266	NTELOS, Inc.	5.75	08/11/15	1,279,424
2,217	Sorenson Communications, Inc.	6.00	08/16/13	2,175,282
2,985	Telesat Canada	3.25	10/31/14	2,950,686
				19,608,578
	Textiles, Apparel & Luxury Goods (0.4%)
1,070	Polymer Group, Inc.	7.00	11/21/14	1,081,826
1,634	Varsity Brands, Inc.	3.00	02/22/14	1,446,517
				2,528,343
	Transportation (0.1%)
469	JHCI Acquisition, Inc.	2.75 - 4.75	06/19/14	424,559
	Utilities (5.9%)
3,844	BRSP, LLC	7.50	06/24/14	3,853,632

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$15,507	Calpine Corp.	3.17%	03/29/14	$15,057,274
2,696	FirstLight Power Resources, Inc.	2.81	11/01/13	2,527,427
2,400	FirstLight Power Resources, Inc.	4.81	05/01/14	2,172,000
7,839	NRG Energy, Inc.	2.00	02/01/13	7,686,512
1,975	Texas Competitive Electric Holdings Co., LLC	3.73 - 3.79	10/14/14	1,608,396
7,390	Texas Competitive Electric Holdings Co., LLC	3.73 - 3.79	10/10/14	6,087,321
83	TPF Generation Holdings, LLC	2.29	12/15/11	80,263
928	TPF Generation Holdings, LLC	2.29	12/15/13	902,672
1,333	TPF Generation Holdings, LLC	4.54	12/15/14	1,195,000
				41,170,497
	Waste Management (0.0%)
176	EnergySolutions, LLC	4.00	05/28/13	174,046
	Wireless Telecommunication Services (0.6%)
3,980	Asurion Corp.	3.23 - 3.25	07/03/14	3,946,003
	Total Variable Rate Senior Loan Interests (Cost $821,145,809)			735,837,006
	Senior Notes (2.3%)
	Broadcasting (0.1%)
750	XM Satellite Radio (144A) (e)	11.25	06/15/13	815,625
	Building Products (0.2%)
1,500	Compression Polymers Corp. (f)	7.18	07/01/12	1,455,000
	Casino Gaming (0.7%)
3,462	Harrah's Operating Co., Inc. (e)	11.25	06/01/17	3,747,615
1,000	Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp.	6.63	12/01/14	1,002,500
				4,750,115
	Chemicals-Diversified (0.1%)
852	Wellman, Inc. (b)(c)	5.00	01/29/19	851,890
	Environmental Services (0.0%)
447	Environmental Systems Products Holdings, Inc. (c)	18.00	03/31/15	0
	Medical-Outpatient/Home Medical (0.5%)
3,000	Apria Healthcare Group, Inc. (e)	11.25	11/01/14	3,277,500
	Precious Metals (0.4%)
3,000	Freeport McMoran Copper & Gold, Inc.	3.88	04/01/15	3,033,750
	Pulp & Paper (0.2%)
1,333	Verso Paper Holdings, LLC	4.00	08/01/14	1,143,049
	Telecommunication Services (0.1%)
1,000	Qwest Corp. (f)	3.51	06/15/13	1,013,750
	Total Senior Notes (Cost $17,747,930)			16,340,679

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Non-Convertible Preferred Stock (c)(g)(h) (0.0%)
	Environmental Services
3,414	Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $85,350)	$0
	Common Stocks (g) (0.6%)
	Automotive Aftermarket (0.0%)
6,793	Safelite Realty Corp. (Acquired 09/29/00, Cost $3,958) (c)(h)	0
	Building Products (0.0%)
108	Axia Acquisition Corp. (Acquired 03/22/10, Cost $486,377) (c)	158,131
	Chemicals-Diversified (0.0%)
810	Wellman Holdings, Inc. (Acquired between 02/12/09 and 06/16/09, Cost $2,027,076) (c)	266,628
	Consumer Sundries (0.3%)
4,893	Levlad, LLC (Acquired 03/16/10, Cost $241,821)	73,389
1,192,873	Marietta Intermediate Holding Corp. (Acquired 2/26/10, Cost $906,499) (c)	375,755
52,654	World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363) (c)	1,764,435
		2,213,579
	Containers & Packaging (0.0%)
70	Nexpak Holdings, LLC (Acquired 01/01/05, Cost $6,411,681) (c)(h)	0
	Environmental Services (0.1%)
7,453	Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $0) (c)(h)	0
334,648	Newhall Holding Co., LLC (Acquired 08/24/09, Cost $3,266,037)	614,916
		614,916
	Home Furnishings (0.0%)
1,835	Generation Brands, LLC (Acquired 02/01/10, Cost $0) (c)(h)	0
	Leisure Equipment & Products (0.0%)
391,525	MEGA Brands, Inc. (Acquired 03/31/10, Cost $758,799) (Canada)	187,166
	Media (0.0%)
2,908	SuperMedia, Inc. (Acquired 01/07/10, Cost $213,715)	118,937
	Oil Refining & Marketing (0.1%)
28,650	Vitruvian Exploration, LLC (Acquired 10/19/09, Cost $1,200,000)	315,150
	Printing/Publishing (0.0%)
2,650	CommerceConnect Media Holdings (Acquired 9/29/09, Cost $563,883) (c)(h)	0
517,761	MC Acquisition Corp. (Acquired 07/02/09, Cost $0) (c)(h)	0
		0
	Real Estate Operation/Development (0.1%)
4,575	WCI Communities, Inc. (Acquired 09/23/09, Cost $514,496)	388,875
	Total Common Stocks (Cost $16,732,705)	4,263,382

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

NUMBER OF WARRANTS		EXPIRATION DATE	VALUE
	Warrants (e)(g) (0.0%)
	Broadcasting
2,637	Cumulus Media, Inc. (Acquired 01/14/10, Cost $0)	06/29/19	$5,854

PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (2.0%)
	Repurchase Agreement
$14,133	State Street Bank (0.01%, dated 03/31/10, due 04/01/10; proceeds $14,133,213; fully collateralized by Government Obligations at the date of this Portfolio of Investments as follows: U.S. Treasury Bill 0.14% due 07/07/10; valued at $14,419,504) (Cost $14,133,209)		14,133,209
	Total Investments (Cost $869,845,003) (i)(j)	109.9%	770,580,130
	Borrowings	(9.4)	(66,116,508)
	Liabilities in Excess of Other Assets	(0.5)	(3,417,688)
	Net Assets	100.0%	$701,045,934

  (a)  Rate shown is the rate in effect at March 31, 2010.

  (b)  Payment-in-kind security.

  (c)  Securities with a total market value equal to $11,914,287 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available.

  (d)  Non-income producing security; loan or note in default.

  (e)  Resale is restricted to qualified institutional investors.

  (f)  Floating rate note. Rate shown is the rate in effect at March 31, 2010.

  (g)  Non-income producing security.

  (h)  Resale is restricted. No transaction activity during the year.

  (i)  Securities have been designated as collateral in connection with unfunded loan commitments.

  (j)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $17,613,360 and the aggregate gross unrealized depreciation is $116,878,233 resulting in net unrealized depreciation of $99,264,873.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2010 (unaudited) continued

Credit Default Swap Contracts Open at March 31, 2010:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Goldman Sachs Credit Partners, L.P. Texas Competitive Electric Holdings Co. LLC	Sell	$2,000	5.00%	June 20, 2010	$54,300	$(65,000)	$(10,700)	B-
Goldman Sachs Credit Partners, L.P. Texas Competitive Electric Holdings Co. LLC	Sell	3,000	2.85	June 20, 2010	(30,200)	—	(30,200)	B-
Goldman Sachs Credit Partners, L.P. Calpine Corp.	Sell	3,000	5.00	March 20, 2011	126,598	(97,500)	29,098	B
Goldman Sachs Credit Partners, L.P. Texas Competitive Electric Holdings Co. LLC	Sell	3,000	5.00	March 20, 2012	(24,355)	(67,500)	(91,855)	B-
Total Credit Default Swaps					$126,343	$(230,000)	$(103,657)

  †  Credit rating as issued by Standard and Poor's.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements

Statement of Assets and Liabilities

March 31, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $869,845,003)	$770,580,130
Unrealized appreciation on open swap contracts	180,898
Cash	3,805,918
Receivable for:
Investments sold	11,183,459
Interest	2,841,517
Shares of beneficial interest sold	515,516
Periodic interest on open swap contracts	12,236
Prepaid expenses and other assets	320,547
Total Assets	789,440,221
Liabilities:
Unrealized loss on unfunded commitments (Note 8)	627,053
Unrealized depreciation on open swap contracts	54,555
Payable for:
Borrowings	66,116,508
Investments purchased	20,101,399
Investment advisory fee	560,572
Premium received on open swap contracts	230,000
Dividends to shareholders	172,948
Administration fee	158,226
Accrued interest expense and credit line fees	120,063
Transfer agent fee	22,643
Accrued expenses and other payables	230,320
Total Liabilities	88,394,287
Net Assets	$701,045,934
Composition of Net Assets:
Paid-in-capital	$1,319,224,148
Net unrealized depreciation	(99,765,583)
Dividends in excess of net investment income	(4,176,932)
Accumulated net realized loss	(514,235,699)
Net Assets	$701,045,934
Net Asset Value Per Share 94,831,884 shares outstanding (unlimited shares authorized of $.01 par value)	$7.39

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Operations

For the six months ended March 31, 2010 (unaudited)

Net Investment Income: Income
Interest	$19,492,349
Amendment, commitment and other loan fees	1,316,795
Total Income	20,809,144
Expenses
Investment advisory fee	3,099,672
Administration fee	875,004
Credit line fees	580,587
Transfer agent fees and expenses	147,356
Shareholder reports and notices	135,420
Professional fees	134,933
Interest expense	100,994
Custodian fees	64,460
Trustees' fees and expenses	20,703
Registration fees	15,917
Other	55,138
Total Expenses	5,230,184
Net Investment Income	15,578,960
Realized and Unrealized Gain (Loss) Realized Gain (Loss) on:
Investments	(8,934,691)
Swap contracts	172,530
Net Realized Loss	(8,762,161)
Change in Unrealized Appreciation/Depreciation on:
Investments	52,952,275
Swap contracts	60,203
Unfunded commitments	16,116
Net Change in Unrealized Appreciation/Depreciation	53,028,594
Net Gain	44,266,433
Net Increase	$59,845,393

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2010	FOR THE YEAR ENDED SEPTEMBER 30, 2009
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$15,578,960	$38,215,566
Net realized loss	(8,762,161)	(140,559,064)
Net change in unrealized appreciation/depreciation	53,028,594	76,465,524
Net Increase (Decrease)	59,845,393	(25,877,974)
Dividends to shareholders from net investment income	(17,268,828)	(39,892,457)
Net decrease from transactions in shares of beneficial interest	(47,998,914)	(104,510,214)
Net Decrease	(5,422,349)	(170,280,645)
Net Assets:
Beginning of period	706,468,283	876,748,928
End of Period (Including dividends in excess of net investment income of $4,176,932 and $2,487,064, respectively)	$701,045,934	$706,468,283

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Cash Flows

For the six months ended March 31, 2010 (unaudited)

Cash Flows Provided by Operating Activities
Net increase in net assets resulting from operations	$59,845,393
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of investments	(258,611,437)
Principal repayments/sales of investments	317,557,882
Purchases of short-term investments	(4,767,476)
Increase in interest and other receivables, prepaid expenses and other assets	(56,355)
Decrease in accrued expenses and other payables	(83,807)
Amortization of loan fees	(395,582)
Net loan fees received	31,442
Accretion of discounts	(1,993,273)
Periodic and termination payments of swaps, net	337,530
Net realized loss on investments	8,934,691
Net realized gain on swap contracts	(172,530)
Net change in appreciation/depreciation on investments	(52,952,275)
Net change in appreciation/depreciation on swap contracts	(60,203)
Net change in appreciation/depreciation on unfunded commitments	(16,116)
Net Cash Provided by Operating Activities	67,597,884
Cash Flows Used for Financing Activities:
Shares of beneficial interest sold	20,012,878
Proceeds from bank borrowings	12,895,700
Repayment on bank borrowings	(11,290,000)
Shares tendered	(69,988,208)
Dividends from net investment income (net of reinvested dividends of $1,847,089)	(15,441,105)
Decrease in accrued interest expenses and credit line fees	(21,231)
Net Cash Used for Financing Activities	(63,831,966)
Net Increase in Cash	3,765,918
Cash at Beginning of Period	40,000
Cash at End of Period	$3,805,918
Supplemental Disclosure:
Cash Paid for Interest and Credit Line Fees	$702,812

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trust is authorized to make monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

On October 19, 2009, Morgan Stanley announced that it had entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd., a leading global investment management company. Subsequently, the Trust's Board of Trustees approved recommending to the Trust's stockholders the approval of a new Board for the Trust and a new investment advisory agreement with Invesco Advisers, Inc. and a master sub-advisory agreement with various affiliates of Invesco Advisers, Inc. for the Trust in connection with a Special Meeting of Stockholders of the Trust, which was held on April 16, 2010. At that Special Meeting of Stockholders, the Trust's stockholders approved all proposals.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (5) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (6) credit default swaps are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. Repurchase Agreements — The Trust may invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Senior Loans — The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan. See Note 8 for unfunded loan commitments.

E. Federal Income Tax Policy — It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended September 30, 2009 remains subject to examination by taxing authorities.

F. Swaps — The Trust may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits of underlying issue in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Trust accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Trust had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Trust may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into them on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

I. Subsequent Events — The Trust considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Trust's own assumptions in  determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

The following is the summary of the inputs used as of March 31, 2010 in valuing the Trust's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT MARCH 31, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Automotive Aftermarket	$0	—	—	$0
Building Products	158,131	—	—	158,131
Chemicals-Diversified	266,628	—	—	266,628
Consumer Sundries	2,213,579	$73,389	—	2,140,190
Containers & Packaging	0	—	—	0
Environmental Services	614,916	614,916	—	0
Home Furnishings	0	—	—	0
Leisure Equipment & Products	187,166	187,166	—	—
Media	118,937	118,937	—	—
Oil Refining & Marketing	315,150	315,150	—	—
Printing/Publishing	0	—	—	0
Real Estate Operation/Development	388,875	388,875	—	—
Total Common Stocks	4,263,382	1,698,433	—	2,564,949
Variable Rate Senior Loan Interests	735,837,006	—	$727,339,558	8,497,448
Senior Notes	16,340,679	—	15,488,789	851,890
Non-Convertible Preferred Stock	0	—	—	0
Warrants	5,854	5,854	—	—
Repurchase Agreement	14,133,209	—	14,133,209	—
Credit Default Swaps	180,898	—	180,898	—
Total	$770,761,028	$1,704,287	$757,142,454	$11,914,287
Liabilities:
Credit Default Swaps	$(54,555)	—	$(54,555)	—

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Beginning Balance	$15,084,469
Net purchases (sales)	913,764
Amortization of discount	26,965
Transfers in and/or out	(2,941,088)
Change in unrealized appreciation/depreciation	(201,237)
Realized gains (losses)	(968,586)
Ending Balance	$11,914,287
Net change in unrealized appreciation/ depreciation from investments still held as of March 31, 2010	$366,295

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Trust.

Swaps The Trust may enter into interest rate swaps, caps and floors. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Trust may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit or index of credits in which the Trust may otherwise invest. Credit default

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

swaps may involve greater risks than if the Trust had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Trust is a buyer and no credit event occurs, it will lose its investment. In addition, if the Trust is a seller and a credit event occurs, the value of the referenced obligation received by the Trust coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Trust.

Transactions in swap contracts for the six months ended March 31, 2010, were as follows:

NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	$8,000
Swaps opened	3,000
Swaps closed	—
Swaps, outstanding at end of period	$11,000

The following table sets forth the fair value of the Trust's derivative contracts by primary risk exposure as of March 31, 2010.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITY DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
Credit Risk	Unrealized appreciation on open swap contracts	$180,898	Unrealized depreciation on open swap contracts	$(54,555)

The following tables set forth by primary risk exposure the Trust's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended March 31, 2010.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	SWAPS
Credit Risk	$172,530

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	SWAPS
Credit Risk	$60,203

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

exceeding $1.5 billion; 0.825% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.775% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short- term investments, for the six months ended March 31, 2010, aggregated $257,418,777 and $317,433,699 respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the six months ended March 31, 2010, the Investment Adviser has informed the Trust that it received $354,611 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Trust's transfer agent.

At March 31, 2010, Morgan Stanley Alternative Opportunities Fund, an affiliate of the Investment Adviser, Administrator and Distributor, held 138,117 shares of beneficial interest of the Trust.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

the six months ended March 31, 2010, included in "trustees' fees and expenses" in the Statement of Operations amounted to $5,724. At March 31, 2010, the Trust had an accrued pension liability of $58,463, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	SHARES	AMOUNT
Balance, September, 2008	119,562,074	$1,471,733,276
Shares sold	9,272,041	55,138,640
Shares issued to shareholders for reinvestment of dividends	647,088	3,809,223
Shares tendered	(27,933,806)	(163,458,077)
Balance, September 30, 2009	101,547,397	1,367,223,062
Shares sold	2,815,528	20,142,205
Shares issued to shareholders for reinvestment of dividends	257,983	1,847,089
Shares tendered	(9,789,024)	(69,988,208)
Balance, March 31, 2010	94,831,884	$1,319,224,148

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian. For the six months ended March 31, 2010, the Trust did not have an expense offset.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

8. Unfunded Loan Commitments

As of March 31, 2010, the Trust had unfunded loan commitments pursuant to the following loan agreements:

BORROWER	UNFUNDED COMMITMENT	UNREALIZED GAIN (LOSS)
Axia Acquisition Corp.	$375,096	$(13,128)
General Nutrition Centers, Inc.	2,500,000	(225,000)
Global Tel*Link Corp.	303,818	190
Lyondell Chemical Co.	90,355	3,557
Metro-Goldwyn-Mayer Studios, Inc.	4,319	(2,332)
Select Medical Corp.	4,000,000	(400,000)
Smurfit-Stone Container Enterprises, Inc.	3,181,818	9,660
	$10,455,406	$(627,053)

The total value of the security segregated for unfunded loan commitments was $10,664,514.

9. Borrowings

The Trust has entered into a $125 million Amended and Restated Revolving Credit and Security Agreement to finance the repurchases of shares or to purchase additional securities for investment purposes. This revolving credit agreement is secured by the assets of the Trust.

In connection with this agreement, for the six months ended March 31, 2010, the Trust incurred fees of approximately $580,587. For the six months ended March 31, 2010, the average daily balance of borrowing under the Amended and Restated Revolving Credit and Security Agreement was $71,434,955 with a weighted average interest rate of 0.28%.

10. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of September 30, 2009, the Trust had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2010 (unaudited) continued

arise on the first business day of the Trust's next taxable year) tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and interest on loans in default.

11. Legal Matters

The Trust is one of hundreds of defendants which include non-agent lender defendants that had been named in litigation filed by the Adelphia Recovery Trust ("ART") in the U.S. District Court for the Southern District of New York in an action entitled Adelphia Recovery Trust v. Bank of America, N.A., et al. which alleged that a wide swath of financial institutions such as investment banks, agent lenders and non-agent lenders worked together to assist the Rigas family in its defrauding of Adelphia. The complaint by ART against the non-agent lenders stated certain claims including equitable disallowance, voidable preferences and fraudulent transfers and sought, among other remedies, to disallow and/or void certain transfers and repayments the non-agent lenders received in connection with loans made to Adelphia. The non-agent lenders, which include the Trust, moved to dismiss all claims against them. The motions to dismiss all claims against the non-agent lenders were granted in June, 2008 and final judgment was entered in December, 2008. ART appealed the judgment to the United States Court of Appeals for the Second Circuit in July, 2009. The court heard oral argument on May 18, 2010. The outcome of the appeal is not expected until sometime later in 2010.

12. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Trust's financial statements, if any, is currently being assessed.

Morgan Stanley Prime Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2010		2009	2008	2007	2006	2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$6.96		$7.33	$8.72	$9.04	$9.12	$9.02
Income (Loss) from Investment Operation:
Net investment income	0.16		0.36	0.51	0.64	0.59	0.41
Net realized and unrealized gain (loss)	0.45		(0.36)	(1.38)	(0.32)	(0.08)	0.10
Total income (loss) from investment operations	0.61		–	(0.87)	0.32	0.51	0.51
Less dividends from net investment income	(0.18)		(0.37)	(0.52)	(0.64)	(0.59)	(0.41)
Net asset value, end of period	$7.39		$6.96	$7.33	$8.72	$9.04	$9.12
Total return(1)	8.96	%(3)	1.09%	(10.36)%	3.57%	5.74%	5.74%
Ratios to Average Net Assets:
Total expenses (before expense offset)	1.49	%(4)	1.53%	1.34%	1.24%	1.26%	1.30%
Net investment income	4.45	%(4)	6.03%	6.31%	7.12%	6.50%	4.45%
Senior Indebtedness:
Total Borrowing Outstanding (in thousands)	$66,117		$64,511	$46,300	–	–	–
Asset Coverage Per $1,000 Unit of Senior Indebtedness(2)	$11,603		$11,951	$19,936	–	–	–
Supplemental Data:
Net assets, end of period, in millions	$701		$706	$877	$1,199	$1,133	$1,068
Portfolio turnover rate	34	%(3)	75%	45%	65%	62%	76%

  (1)  Does not reflect the deduction of early withdrawal charge. Calculated based on the net asset value as of the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

  (2)  Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

  (3)  Not annualized.

  (4)  Annualized.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Special Shareholders Meeting Results (unaudited)

On October 19, 2009, Morgan Stanley announced that it had entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd., a leading global investment management company. Subsequently, the Trust's Board of Trustees approved recommending to the Trust's stockholders the approval of a new Board for the Trust, a new investment advisory agreement with Invesco Advisers, Inc. and a master sub-advisory agreement with various affiliates of Invesco Advisers, Inc. for the Trust in connection with a Special Meeting of Stockholders of the Trust, which was held on April 16, 2010. At that Special Meeting of Stockholders, the Trust's stockholders approved all proposals. The results of that Special Meeting of Stockholders were as follows:

(1) Election of Trustees:

Trustee	For	Withhold	Abstain
David C. Arch	57,468,706	3,265,260	0
Bob R. Baker	57,456,664	3,277,302	0
Frank S. Bayley	57,453,168	3,280,798	0
James T. Bunch	57,510,524	3,223,442	0
Bruce L. Crockett	57,519,668	3,214,298	0
Rod Dammeyer	57,492,556	3,241,410	0
Albert R. Dowden	57,504,063	3,229,903	0
Jack M. Fields	57,472,093	3,261,873	0
Martin L. Flanagan	57,488,361	3,245,605	0
Carl Frischling	57,428,792	3,305,174	0
Prema Mathai-Davis	57,486,313	3,247,653	0
Lewis F. Pennock	57,499,088	3,234,878	0
Larry Soll	57,458,315	3,275,651	0
Hugo F. Sonnenschein	57,451,235	3,282,731	0
Raymond Stickel, Jr.	57,505,349	3,228,617	0
Philip A. Taylor	57,470,789	3,263,177	0
Wayne W. Whalen	57,492,057	3,241,909	0

(2) Approval of new investment advisory agreement with Invesco Advisers, Inc.:

For	Withhold	Abstain	Broker Non-Vote
46,980,601	2,154,530	3,007,448	8,591,386

(3) Approval of a new master sub-advisory Agreement between Invesco Advisers, Inc. and its affiliates:

For	Withhold	Abstain	Broker Non-Vote
46,758,878	2,275,606	3,108,095	8,591,386

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (888) 421-4015
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

XPISAN
IU10-02241P-Y03/10

INVESTMENT MANAGEMENT

Morgan Stanley
Prime Income Trust

Semiannual Report

March 31, 2010

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
May 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
May 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 17, 2010